2014 3 rd Quarter Investor Deck November 4, 2014 Exhibit 99.1

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

Forward-Looking Statements; Non-GAAP Financial
Measures
The following information is current as of November 4, 2014 (unless otherwise noted) and should be read in connection with the Registration Statement on Form 10, as amended
(the “Form 10”), filed by Navient Corporation (“Navient”) with the Securities and Exchange Commission (the “SEC”) on April 10, 2014 and subsequent reports filed by Navient with the SEC. Definitions for capitalized terms in this presentation not defined herein can be found in the Form 10.  This presentation contains forward-looking statements and information based on management’s current expectations as of the date of this presentation. Statements that are not historical fact, including statements about the beliefs and expectations of Navient and statements that assume or are dependent upon future events, are forward-looking statements.  Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements.  These factors include, among others: the risks and uncertainties set forth in Item 1A “Risk Factors” and elsewhere in the Form 10, and the subsequent filings of Navient with the SEC; increases in financing costs; limits on liquidity; increases in costs associated with compliance with laws and regulations; changes in accounting standards and the impact of related changes in significant accounting estimates; any adverse outcomes in any significant litigation to which Navient is a party; credit risk associated with exposure to third parties, including counterparties to derivative transactions; and changes in the terms of student loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws).  Navient could also be affected by, among other things: changes in its funding costs and reductions to its credit ratings or the credit ratings of the
United States of America; failures of its operating systems or infrastructure, as well as those of third-party vendors; damage to its reputation; failures to successfully implement cost-
cutting and adverse effects of such initiatives on its business; risks associated with the recently completed separation of Navient from SLM Corporation, including failure to achieve the expected benefits of the separation; changes in law and regulations with respect to the student lending business and financial institutions generally; increased competition from other loan servicers; the creditworthiness of its customers; changes in the general interest rate environment, including the rate relationships among relevant money-
market instruments and those of its earning assets vs. its funding arrangements; changes in general economic conditions; the company’s ability to successfully effectuate any acquisitions and other strategic initiatives; and changes in the demand for debt management services.
The preparation of Navient’s consolidated financial statements also requires management to make certain estimates and assumptions, including estimates and assumptions about future events.  These estimates or assumptions may prove to be incorrect.  All forward-looking statements contained in this release are qualified by these cautionary statements and are made only as of the date of this release.  Navient does not undertake any obligation to update or revise these forward-looking statements to conform the statement to actual results or changes in expectations.
Navient reports financial results on a GAAP basis and also provides certain core earnings performance measures.  When compared to GAAP results, core earnings exclude the impact of:  (1) the financial results of the consumer banking business for historical periods prior to the April 30, 2014 spin-off as well as related restructuring and reorganization expenses incurred in connection with the spin-off; (2) unrealized, mark-to-market gains/losses on derivatives; and (3) goodwill and acquired intangible asset amortization and impairment.  Navient provides core earnings measures because this is what management uses when making management decisions regarding Navient’s performance and the allocation of corporate resources.  Navient core earnings are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies.
For additional information, see “Core Earnings — Definition and Limitations” in Navient’s third quarter earnings release for a further discussion and a complete reconciliation between
GAAP net income and core earnings.

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved. 3 Navient Corporation Overview

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

We are the leading loan management, servicing and asset recovery company
Key Businesses Highlights
Asset Management • FFELP Loan Portfolio
• Private Education Loan Portfolio
• $98 Billion FFELP Portfolio
• $30 Billion Private Education Loan Portfolio
Servicing • FFELP Loans
• Private Education Loans
• Department of Education Servicing Contract
• Guarantor Servicing
• Over 12 Million Borrowers
• Over $300 Billion of Education Loans
Asset Recovery • Education loans
• Government receivables
• Taxes
• Court/Municipal
• Schools
• $16 Billion of Receivables
• Consistent Top Performer on the
Department of Education Collections
Contract

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

Operating Results
“Core Earning” Basis
(In millions, except per share amounts) Q3 14 Q2 14 Q3 13
Net income $218 $241 $259
EPS $0.52 $0.56 $0.58
Operating expenses $195 $195 $190
Provision $140 $155 $187
Average student loans $129,915 $131,875 $138,572

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

FFELP Loans Segment
“Core Earnings” Basis
(In millions) Q3 14 Q2 14 Q3 13
Net income $79 $72 $91
Average FFELP Loans $98,736 $100,467 $106,316
FFELP Loan spread 1.02% 0.98% 1.03%
Annualized charge-off rate 0.08% 0.08% 0.07%
Greater than 90-day delinquency rate 7.6% 7.0% 8.8%
• Acquired $1.8 billion of FFELP loans year to date

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

FFELP Loans Segment
Portfolio Characteristics
• Largest holder of FFELP Loans,  $98 billion portfolio
(1)
• Portfolio is 97-98% government guaranteed
• 87% of portfolio funded to term with securitizations
• Fully integrated servicing and asset recovery support operations
(1) Ending FFELP Loans, net, as of September 30, 2014

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.
FFELP Loans Segment
Credit Quality “Core Earnings” Basis
($'s in millions) FFELP Education Loan Portfolio
September 30, 2014 September 30, 2013
Balance % Balance %
Loans in-school/grace/deferment $10,868 $14,484
Loans in forbearance 14,452 13,004
Loans in repayment and percentage of each status
  Loans current 60,693 84.9% 63,586 82.9%
  Loans delinquent 31-60 days 3,538 4.9% 3,706 4.8%
  Loans delinquent 61-90 days 1,878 2.6% 2,673 3.5%
  Loans delinqent greater than 90 days 5,399 7.6% 6,751 8.8%
  Total FFELP Loans in repayment 71,508 100% 76,716 100%
Total FFELP Loans, gross $96,828 $104,204
Percentage of FFELP Loans in repayment 73.9% 73.6%
Delinquencies as a percentage of FFELP Loans in
repayment
15.1% 17.1%
Loans in forbearance as a percentage of loans in
repayment and forbearance
16.8% 14.5%

FFELP owned by Navient, $105
FFELP Loans, $159
Federal Loans owned by ED, $760

NAVIENT

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.
Federal Student Loan Market
Source:  Department of Education, U.S. Department of Education FY 2013 Agency Financial Report, Navient
Outstanding Government Student Loan Market Distribution
FFYE 9/30/2013 ($ in billions)

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.
Top Holders of FFELP Loans Excluding Navient
Top Ten Not-For-Profit Holders of FFELP Loans
Lender $’s in Billions
Brazos $8.7
PHEAA $7.3
Access  Group $4.1
Northstar $3.4
MOHELA $2.9
EdSouth $2.4
College Foundation $2.4
SC Student Loan $2.4
Edsouth Services $1.8
KHESLC
$1.3
Total Not-For-Profit $37
Top Ten For-Profit Holders of FFELP Loans
Lender $’s in Billions
Nelnet $25.2
Wells Fargo $12.9
Chase $7.5
PNC $6.1
CLC $5.7
Goal Financial $5.6
SunTrust $5.5
Student Loan Express $3.6
Bank of America $3.6
U.S. Bank $3.0
Total For-Profit
$79
*Source:  Navient 9/30/2013 estimates based on US ED Top 100 Holder 2013 and 2012 report

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.
Private Education Loans Segment
“Core Earnings” Basis
($’s in millions) Q3 14 Q2 14 Q3 13
Net income $98 $86 $75
Average Private Education Loans $31,179 $31,408 $32,256
Private Education Loan spread 4.06% 4.10% 4.12%
Provision for loan losses $130 $145 $176
Charge-offs $158 $166 $205
Annualized charge-off rate 2.3% 2.5% 2.9%
Total delinquency rate 7.9% 7.1% 9.8%
Greater than 90-day delinquency rate 3.4% 3.2% 4.2%
Forbearance rate 4.4% 4.2% 3.8%
• Acquired $1.6 billion of Private Education Loans year to date

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.
Private Education Loans Segment
Portfolio Characteristics
• $30 billion portfolio
(1)
• 24% of Navient’s total student loan portfolio
• Approximately 64% of portfolio has a cosigner, typically a parent
• Average FICO at origination of 718
• Higher education loans typically non-dischargeable in bankruptcy
• Integrated underwriting, servicing and collections
(1) Ending Private Education Loans, net, as of September 30, 2014

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.
Private Education Loans Segment
Credit Quality “Core Earnings” Basis
($'s in millions) Private Education Loan Portfolio
September 30, 2014 September 30, 2013
Balance % Balance %
Loans in-school/grace/deferment $3,436 $3,850
Loans in forbearance 1,258 1,103
Loans in repayment and percentage of each status
  Loans current 24,963 92.1% 25,389 90.2%
  Loans delinquent 31-60 days 732 2.7% 929 3.3%
  Loans delinquent 61-90 days 468 1.8% 627 2.3%
  Loans delinqent greater than 90 days 929 3.4% 1,187 4.2%
  Total Private Education Loans in repayment 27,092 100% 28,132 100%
Total Private Education Loans, gross $31,786 $33,085
Percentage of Private Education Loans in repayment 85.2% 85.0%
Delinquencies as a percentage of Private Education
Loans in repayment
7.9% 9.8%
Loans in forbearance as a percentage of loans in
repayment and forbearance
4.4% 3.8%

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
14%
13%
11%
11%
10%
9%
8%
28%
29%
29%
29%
27%
25%
24%
57%
59%
60%
61%
64%
66%
68%
Dec 08
Dec 09
Dec 10
Dec 11
Dec 12
Dec 13
Sep 14
Low Risk
Moderate Risk
Elevated Risk

25%
20%
15%
10%
5%
0%
Charge-off Rate
21.3%
17.3%
12.6%
11.1%
10.4%
9.4%
7.8%
6.7%
6.8%
5.6%
5.4%
4.6%
3.7%
6.3%
5.6%
4.3%
3.9%
3.1%
2.9%
2.8%
2.6%
2.7%
2.3%
2.1%
1.8%
1.7%
1.0%
2008
2009
2010
2011
2012
2013
YTD 2014
Low Risk
Moderate Risk
Elevated Risk
Overall Portfolio

NAVIENT

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.
Private Education Loans Segment
High Quality Portfolio
Private Credit: % of Portfolio Outstanding by Segment Private Credit Charge-Off Rate by Segment
Low Risk = Smart Option, Legacy Traditional Cosigned, and Law/MBA/MED/CT/Other
Moderate Risk = Legacy Traditional Non-Cosigned
Elevated Risk = Non-Traditional

Percent of Total Defaults
100%
50%
0%
57%
57%
11%
69%
7%
76%
5%
81%
3%
84%
3%
87%
2%
89%
2%
90%
2%
92%
2%
94%
2%
96%
2%
98%
1%
99%
1%
99%
1%
100%
12
24
36
48
60
72
84
96
108
120
132
144
156
168
180
Defaults Per Payments Made
Cumulative Defaults
Payments Made

NAVIENT

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.
Private Education Loans Segment
Default Performance
Historical Defaults by Payments Made
• Seasoned portfolio with 91% of loans having made more than 12 payments
• The probability of default substantially diminishes as the number of payments and years of seasoning increases

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.
Loan Seasoning – “Core Earnings” Basis
September 30, 2014
Traditional Portfolio
Monthly Scheduled Payments Due
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments Total
Not Yet in Repayment $                   - $                   - $                   - $                   - $                   - $          3,128
Loans in Forbearance 466 17.8% 183 5.3% 157 3.8% 126 2.9% 177 1.5% 1,110 4.3%
Loans in Repayment- Current 1,783 67.9% 2,920 85.0% 3,653 88.4% 3,927 91.0% 10,910 94.5% 23,193 89.0%
Loans in Repayment- Delinq 31-60 days 131 5.0% 107 3.1% 109 2.6% 95 2.2% 178 1.6% 620 2.4%
Loans in Repayment- Delinq 61-90 days 90 3.4% 70 2.1% 70 1.7% 58 1.3% 99 0.9% 386 1.5%
Loans in Repayment- Delinq 90 + days 155 5.9% 155 4.5% 144 3.5% 111 2.6% 177 1.5% 742 2.8%
Total Loans in Repayment or Forbearance $        2,625 100% $        3,435 100% $        4,133 100% $        4,317 100% $        11,541 100% $      26,051 100%
Charge-offs as a % of loans in repayment 5.3% 3.5% 2.0% 1.4% 0.9% 1.9%
Non-Traditional Portfolio
Monthly Scheduled Payments Due
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments Total
Not Yet in Repayment $                   - $                   - $                   - $                   - $                   - $             308
Loans in Forbearance 75 21.8% 24 6.7% 17 4.9% 12 3.8% 20 2.2% 148 6.4%
Loans in Repayment- Current 178 51.4% 253 70.7% 268 76.1% 256 80.7% 815 88.0% 1,770 77.0%
Loans in Repayment- Delinq 31-60 days 27 7.8% 21 5.8% 20 5.5% 14 4.4% 30 3.2% 112 4.9%
Loans in Repayment- Delinq 61-90 days 23 6.6% 16 4.5% 13 3.8% 10 3.2% 20 2.2% 82 3.6%
Loans in Repayment- Delinq 90 + days 43 12.4% 44 12.3% 34 9.7% 25 7.9% 41 4.4% 187 8.1%
Total Loans in Repayment or Forbearance $            346 100% $            358 100% $            352 100% $            317 100% $              926 100% $        2,299 100%
Charge-offs as a % of loans in repayment 15.9% 11.6% 6.7% 5.1% 3.1% 7.0%
Total Managed
Monthly Scheduled Payments Due
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments Total
Not Yet in Repayment $                   - $                   - $                   - $                   - $                   - $          3,436
Loans in Forbearance 542 18.2% 207 5.5% 174 3.9% 138 3.0% 197 1.6% 1,258 4.4%
Loans in Repayment- Current 1,961 66.0% 3,173 83.6% 3,921 87.4% 4,183 90.3% 11,725 94.0% 24,963 88.1%
Loans in Repayment- Delinq 31-60 days 158 5.3% 128 3.4% 129 2.9% 109 2.3% 208 1.7% 732 2.6%
Loans in Repayment- Delinq 61-90 days 112 3.8% 86 2.3% 83 1.8% 68 1.5% 119 1.0% 468 1.6%
Loans in Repayment- Delinq 90 + days 198 6.7% 199 5.2% 178 4.0% 136 2.9% 218 1.8% 929 3.3%
Total Loans in Repayment or Forbearance $        2,971 100% $        3,793 100% $        4,485 100% $        4,634 100% $        12,467 100% $      28,350 100%
Charge-offs as a % of loans in repayment 6.6% 4.3% 2.4% 1.7% 1.1% 2.3%

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.
Loan Seasoning – “Core Earnings” Basis
September 30, 2013
Traditional Portfolio
Monthly Scheduled Payments Due
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments Total
Not Yet in Repayment $                   - $                   - $                   - $                   - $                   - $          3,446
Loans in Forbearance 448 12.3% 165 3.7% 142 2.8% 88 2.0% 123 1.3% 966 3.6%
Loans in Repayment- Current 2,546 70.2% 3,752 85.6% 4,548 89.2% 4,039 91.5% 8,692 94.2% 23,577 88.1%
Loans in Repayment- Delinq 31-60 days 187 5.2% 154 3.5% 147 2.9% 112 2.5% 177 1.9% 777 2.9%
Loans in Repayment- Delinq 61-90 days 161 4.4% 105 2.4% 88 1.7% 64 1.5% 88 1.0% 506 1.9%
Loans in Repayment- Delinq 90 + days 285 7.9% 209 4.8% 172 3.4% 112 2.5% 145 1.6% 923 3.5%
Total Loans in Repayment or Forbearance $        3,627 100% $        4,385 100% $        5,097 100% $        4,415 100% $           9,225 100% $      26,749 100%
Charge-offs as a % of loans in repayment 5.0% 2.9% 1.9% 1.4% 1.0% 2.3%
Non-Traditional Portfolio
Monthly Scheduled Payments Due
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments Total
Not Yet in Repayment $                   - $                   - $                   - $                   - $                   - $             404
Loans in Forbearance 78 14.2% 21 4.9% 14 3.8% 9 2.7% 15 1.9% 137 5.5%
Loans in Repayment- Current 290 52.6% 290 68.2% 279 74.2% 267 79.7% 686 85.9% 1,812 72.9%
Loans in Repayment- Delinq 31-60 days 41 7.4% 31 7.3% 25 6.7% 20 6.0% 35 4.4% 152 6.1%
Loans in Repayment- Delinq 61-90 days 44 8.0% 25 5.9% 18 4.7% 12 3.6% 22 2.7% 121 4.9%
Loans in Repayment- Delinq 90 + days 98 17.8% 58 13.7% 40 10.6% 27 8.0% 41 5.1% 264 10.6%
Total Loans in Repayment or Forbearance $            551 100% $            425 100% $            376 100% $            335 100% $              799 100% $        2,486 100%
Charge-offs as a % of loans in repayment 16.4% 12.7% 7.4% 5.4% 3.6% 8.9%
Total Managed
Monthly Scheduled Payments Due
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments Total
Not Yet in Repayment $                   - $                   - $                   - $                   - $                   - $          3,850
Loans in Forbearance 526 12.6% 186 3.9% 156 2.8% 97 2.0% 138 1.4% 1,103 3.8%
Loans in Repayment- Current 2,836 67.9% 4,042 84.0% 4,827 88.2% 4,306 90.7% 9,378 93.5% 25,389 86.8%
Loans in Repayment- Delinq 31-60 days 228 5.4% 185 3.8% 172 3.1% 132 2.8% 212 2.1% 929 3.2%
Loans in Repayment- Delinq 61-90 days 205 4.9% 130 2.7% 106 1.9% 76 1.6% 110 1.1% 627 2.1%
Loans in Repayment- Delinq 90 + days 383 9.2% 267 5.6% 212 3.9% 139 2.9% 186 1.9% 1,187 4.1%
Total Loans in Repayment or Forbearance $        4,178 100% $        4,810 100% $        5,473 100% $        4,750 100% $        10,024 100% $      29,235 100%
Charge-offs as a % of loans in repayment 6.3% 3.8% 2.3% 1.8% 1.2% 2.9%

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.
Business Services Segment
“Core Earnings” Basis
(In millions) Q3 14 Q2 14 Q3 13
Net income $85 $130 $127
Federal Loans serviced ($’s in billions) $277 $272 $262
Third-Party Loan servicing revenue $46 $42 $39
Asset recovery revenue $65 $132 $104
Department of Education accounts serviced 6.1 5.8 5.7
Contingency asset recovery receivables $15,988 $16,298 $15,209
• Asset recovery revenue in Q3 14 was reduced by $39 million from Q3 13 primarily due to The Bipartisan Budget Act of 2013. The Budget Act reduced the amount paid to guaranty agencies for rehabilitating defaulted FFELP Loans beginning on July 1, 2014

$300
$275
$250
$225
$200
$175
$150
$'s in billions
2011
2012
2013
Sept. 2014

NAVIENT

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Business Services Segment
Federal Loan Servicing & Customer Success
Federal Loans Serviced by Navient
• Largest servicer of federal student loans
• Federal loans serviced by Navient have a 40%
better cohort default rate
• Federal borrowers serviced by Navient are less
likely to postpone paying their loans by using
forbearance
• Every week we help nearly 1,200 borrowers
rehabilitate their loans
• Direct Loan borrowers serviced by Navient are
more likely to be in income-based repayment
plans
• We promote success through more than 50
million communications annually
Key Characteristics

$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
$'s in billions
2011
2012
2013
Sept. 2014
Student Loans
Other

NAVIENT

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Business Services Segment
Asset Recovery
Contingency Asset Recovery Receivables
• Generated $308 million of revenue in the first
nine months of 2014
• Consistent top performer on the Department of
Education collections contract
• Strong compliance infrastructure
• Opportunities to expand market share in student
loans and other asset classes
Key Characteristics

21 Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved. Funding and Liquidity

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.
2014 Capital Markets Summary
• Issued $4.0 billion of FFELP ABS
• Closed on an $8 billion FFELP ABCP facility
• Refinanced $1.1 billion of FFELP reset notes to term
• Issued $1.8 billion of Private ABS
• Closed on a $1 billion Private ABCP facility
• Issued $850 million of long-term unsecured debt
• Returned $621 million to shareholders through share repurchases and dividends
(1)
• Maintained strong capital position
(1) As of September 30, 2014

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.
Secured Funding
• Navient is among the largest issuers
of ABS globally,  having issued over
$250 billion of Private and FFELP
ABS transactions to date
• Over $105 billion of securitizations
on balance sheet
• Additional capacity under FFELP
secured facilities is $11 billion
• Maximum capacity under Private
Education Loan secured facilities is
$1 billion
2014 YTD Issuance
Issuer Total ($mm) Asset Class
1 Ally 12,239 Auto
2 Ford 9,381 Auto
3 Citigroup 9,050 Credit Card
4 Santander Drive 6,184 Auto
5 Chase 6,050 Credit Card
6 Navient
(1)
5,799 Student Loan
7 Discover 5,050 Credit Card
8 Volkswagen 4,999 Auto
9 Toyota 4,414 Auto
10 Capital One 4,300 Credit Card
11 Bank America 4,100 Credit Card
12 AMEX 3,887 Credit Card
13 Hyundai 3,821 Auto
14 Honda 3,500 Auto
15 GE Capital 3,267 Equipment
16 Nelnet 3,248 Student Loan
17 AmeriCredit 3,150 Auto
18 Mercedes-Benz 3,112 Auto
19 CNH 3,022 Equipment
20 CarMax 2,922 Auto
(1) Includes previous issuing entities: SLM Student Loan Trust  and SLM Private Education Loan Trust
(Bloomberg ticker: SLMA)
Source: J.P. Morgan Research
As of September 30, 2014

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.
Recent FFELP ABS Transactions
(1) Estimated based on a variety of assumptions concerning loan repayment behavior, as more fully described in the related prospectus, which may be obtained at https://www.navient.com/about/investors/debtasset/. Actual average life may vary significantly from estimates.
(2) Pricing represents the yield to expected call.
NAVSL 2014-2 thru 2014-7 NAVSL 2014-1 SLM 2014-2
Priced Settled
August 7, 2014
August 14, 2014
May 20, 2014
May 29, 2014
March 18, 2014
March 27, 2014
Issuance Amount $1,264M $747M $992M
Collateral
US Govt. Guaranteed or Insured
FFELP Consolidation loans
US Govt. Guaranteed or Insured
FFELP Stafford, Plus and
Consolidation Loans
US Govt. Guaranteed or Insured
FFELP Stafford and Plus Loans
Prepayment Speed (1) 4% Constant Prepayment Rate
6% CPR Stafford / 4% CPR
Consolidation
6% Constant Prepayment Rate
Tranching Rating Amt WAL (1) Pricing (2)
A    Aaa     $1,230     8.4      L+62
B    Aa1          $34   18.4      L+220
Rating Amt WAL (1) Pricing (2)
A-1   Aaa       $216    1.3      L+25
A-2   Aaa       $101    3.3      L+31
A-3   Aaa       $350    6.8      L+51
A-4   Aaa         $60  10.6      L+75
B      Aa1         $20  10.6      L+190
Rating Amt WAL (1) Pricing (2)
A-1   Aaa      $268     1.3       L+25
A-2   Aaa      $191     3.3       L+35
A-3   Aaa      $506     6.8       L+59
B       Aa1       $27     9.1       L+190

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.
Recent Private Education Loan ABS Transactions
(1) Estimated based on a variety of assumptions concerning loan repayment behavior, as more fully described in the related prospectus, which may be obtained at  https://www.navient.com/about/investors/debtasset/slmsltrusts/. Actual average life may vary significantly from estimates.
(2) Yield on fixed rate A-2 tranches were 2.77% and 2.59% for NAVSL 2014-A and SLM 2014-A, respectively. Yield on fixed rate B tranches were 4.65% and 4.73% for NAVSL 2014-A and SLM 2014-A, respectively.
NAVSL Trust 2014-A NAVSL Trust 2014-CT SLM Trust 2014-A
Priced Settled
October 15, 2014
October 23, 2014
July 15, 2014
July 24, 2014
February 25, 2014
March 6, 2014
Issuance Amount $664M $463M $676M
Collateral Private Education Loans Private Education Loans Private Education Loans
Prepayment Speed (1) 4% Constant Prepayment Rate 6% Constant Prepayment Rate 4% Constant Prepayment Rate
Tranching Rating Amt WAL (1) Pricing (2)
A -1         Aaa     $186     1.0       L+48
A-2A    Aaa     $168    5.8       s+115
A-2B    Aaa     $168    5.8       L+125
A-3      Aaa       $76     9.7       L+160
B           A         $66   10.6       s+240
Rating Amt WAL (1) Pricing
A-1     Aaa     $394     2.2      L+70
B         A          $69     6.6      L+215
Rating Amt WAL (1) Pricing (2)
A -1         Aaa     $355     1.8       L+60
A-2A    Aaa      $77    4.6       s+115
A-2B    Aaa      $77    4.6       L+115
A-3      Aaa     $100     6.4     Not offered
B           A         $67     7.2   s+225

As of September 30, 2014
(par value, $ in billions)

$0.4
$1.5
$2.3
$1.8
$2.8
$2.5
$1.6
$0.1
$4.5
2014
2015
2016
2017
2018
2019
2020
2021
2022+

NAVIENT

26 Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved. Unsecured Debt Fitch Moody’s S&P Senior Unsecured Debt BB Ba3 BB Outlook Stable Stable Stable

$'s in Billions

FFELP Cash Flows	9/30/14	12/31/13
Secured		
Residual (including O/C)	$7.0	$7.1
Floor Income	1.8*	1.9
Servicing	3.9	4.2
Total Secured	**$12.7**	**$13.2**
Unencumbered	**1.9**	**1.3**
Total FFELP Cash Flows	**$14.6**	**$14.5**

Private Credit Cash Flows		
Secured		
Residual (including O/C)	$13.3	$12.5
Servicing	1.3	1.4
Total Secured	**$14.5**	**$13.9**
Unencumbered	**6.8**	**6.9**
Total Private Cash Flows	**$21.4**	**$20.8**
Combined Cash Flows before Unsecured Debt	**$36.0**	**$35.3**

NAVIENT

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.
Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.
Projected Life of Loan Cash Flows
*Floor income projected using 9/30/2014 yield curve.  These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect.
• Since 12/31/13, we have added $2.9 billion of cash flows
through new loan acquisitions and improved portfolio
performance
• $36 billion of estimated future cash flows over ~ 20 years
- Highly predictable
- Includes ~$11 billion of overcollateralization (O/C) to be released from residuals
- Continuing low interest rate environment will increase
future floor revenue
- Acquisitions of additional education loan portfolios will
increase future cash flows
• Significant pool of cash available for shareholder distributions
Key Portfolio Characteristics
Cash Flow Projection as of 12/31/13 $35.3 B
- Sep YTD 2014 Cash Flows & Refinancing's  (2.2)B
+  Loan Acquisitions, net of Financings     2.3 B
+  Additional Floor Income     0.4 B
+  Credit Improvement 0.2 B
Total Additions 2.9 B
Cash Flow Projection as of 9/30/14 $36.0 B
Education Loan Portfolio Generates Significant
Cash Flows

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.
FFELP Cash Flows Highly Predictable
• Total Cash Flows from Projected Excess Spread = $7.0 Billion
• Total Cash Flows from Projected Servicing Revenues = $3.9 Billion
Assumptions
No Floor Income,  CPR/CDR = Stafford & Plus (4.0%), Consolidation (3.0%)
These projections are based on internal estimates and assumptions and are subject to ongoing review and modification.  These projections may prove to be incorrect.
*Numbers may not add due to rounding
as of  9/30/14 4Q 2014 2015 2016 2017 2018 2019 2020 2021
Projected FFELP Average Balance $94,471 $89,240 $80,752 $72,614 $65,178 $57,821 $50,777 $44,106
Projected Excess Spread $223 $843 $800 $712 $646 $575 $501 $448
Projected Servicing Revenue $178 $489 $451 $413 $377 $338 $297 $256
Projected Total Revenue $401 $1,332 $1,251 $1,124 $1,023 $913 $798 $703
2022 2023 2024 2025 2026 2027 2028 2029+
Projected FFELP Average Balance $37,831 $32,075 $26,858 $22,649 $18,940 $15,406 $12,060 $4,444
Projected Excess Spread $403 $349 $292 $242 $215 $187 $156 $384
Projected Servicing Revenue $216 $180 $148 $124 $104 $86 $68 $161
Projected Total Revenue $620 $530 $440 $365 $319 $272 $224 $545

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.
Secured Cash Flow
Note: Totals may not add due to rounding
*
Net residual represents excess distribution, net of payments on floor contracts and receipts from basis swaps
3Q14 YTD 2013 2012 2011
Servicing (Cash Paid) $                 363 $                 507 $                 526 $                 563
Net Residual* (Excess Distributions)                      512                      476                      628                      715
Net Cash Flow                      134                  1,199                      934                      568
$              1,008 $              2,182 $              2,088 $              1,846
Servicing (Cash Paid) $                 142 $                 198 $                 181 $                 189
Residual (Excess Distribution)                      171                      170                      103                        28
Net Cash Flow                        11                          9                        22                          2
$                 325 $                 377 $                 306 $                 219
Total Proceeds from Residual Sales $                 589
$              1,333 $              3,148 $              2,394 $              2,065
3Q14 YTD 2013 2012 2011
$            89,256 $            95,055 $          104,913 $          109,509
                 6,091                11,085                22,271                29,466
$            95,347 $          106,140 $          127,184 $          138,975
$            24,512 $            26,037 $            25,111 $            25,619
                 1,541                  1,106                  1,875                      233
$            26,053 $            27,143 $            26,987 $            25,853
$          121,400 $          133,283 $          154,171 $          164,828
Total Private Credit
Total FFELP and Private Credit
Term FFELP
Other Secured FFELP
Total FFELP
Private Credit
Term Private Credit
Other Secured Financings
FFELP
FFELP
Term Securitized
Other Secured FFELP
Total FFELP
Private Credit
Term Securitized
Other Secured Financings
Total Private Credit
Total FFELP and Private Credit
Average Principal Balances
$ in Millions

30 Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved. FFELP ABS Appendix

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.
Recent FFELP ABS Issuance Characteristics
FFELP ABS Transaction Features Collateral Characteristics
• Issue size of $500M to $1.5B
• Tranches or pass-through denominated in
US$
• Triple-A rated senior notes make up to
97% of issue structure
• Floating rate tied to 1 month LIBOR
• Amortizing tranches with 1 to 15(+) year
average lives
• Navient Solutions, Inc. is servicer or
master servicer
• Insurance or guarantee of underlying
collateral insulates bondholders from
virtually any loss of principal
(1)
• Typically non-dischargeable in bankruptcy
• Formerly a 20% risk-weighted asset, now
a <10% risk-weighted under Basel II’s
IRB methodology
• Offer significantly higher yields than
government agency securities with
comparable risk profiles
(1) Principal and accrued interest on underlying FFELP loan collateral carry insurance or guarantee of 97%-100%
dependent on origination year and on meeting the servicing requirements of the U.S. Department of Education.

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.
FFELP Loan Program Characteristics
(1) Aggregate loan limit for a Dependent Undergraduate is $31,000
Note: As of July 1, 2011
.
Parameter Subsidized Stafford Unsubsidized Stafford PLUS/Grad PLUS Subsidized Consolidation
Unsubsidized
Consolidation
Borrower Student Student
Parents or Graduate
Students
Student or Parents Student or Parents
Needs Based Yes No No N/A N/A
Federal Guarantee of
Principal and Accrued
Interest
97 - 100% 97 - 100% 97 - 100% 97 - 100% 97 - 100%
Interest Subsidy
Payments
Yes No No Yes No
Special Allowance
Payments (SAP)
Yes Yes If cap is reached Yes Yes
Repayment Term 120 months 120 months 120 months Up to 360 months Up to 360 months
Aggregate Loan Limit
Undergraduate: $23,000
Graduate: $65,500
Undergraduate¹: $57,500
Graduate: $138,500
None None None

Historical Stafford/PLUS ABS CPRs by Issuance Vintage
70%
60%
50%
40%
30%
20%
10%
0%
-10%
Quarterly CPR*
2Q2002
4Q2002
2Q2003
4Q2003
2Q2004
4Q2004
2Q2005
4Q2005
2Q2006
4Q2006
2Q2007
4Q2007
2Q2008
4Q2008
2Q2009
4Q2009
2Q2010
4Q2010
2Q2011
4Q2011
2Q2012
4Q2012
2Q2013
4Q2013
2Q2014
2002
2003
2004
2005
2006
2007
2008
2010
2012
2013
2014

NAVIENT

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.
Navient Stafford & PLUS Loan Prepayments
• Annualized CPRs for Stafford/PLUS ABS trusts have decreased significantly as incentives for borrowers to consolidate have declined
• After a temporary increase in mid 2012 due to the Special Direct Consolidation Loan
program, CPRs decreased in the fourth quarter of 2012
* Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.

Historical Consolidation ABS CPRs by Issuance Vintage
Quarterly CPR*
25%
20%
15%
10%
5%
0%
-5%
2Q2003
4Q2003
2Q2004
4Q2004
2Q2005
4Q2005
2Q2006
4Q2006
2Q2007
4Q2007
2Q2008
4Q2008
2Q2009
4Q2009
2Q2010
4Q2010
2Q2011
4Q2011
2Q2012
4Q2012
2Q2013
4Q2013
2Q2014
2002
2003
2004
2005
2006
2007
2009
2011
2012

NAVIENT

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.
Navient Consolidation Loan Prepayments
• CPRs for Consolidation ABS trusts declined significantly following legislation effective in
2006 that prevented in-school and re-consolidation of borrowers’ loans
• After a temporary increase in mid 2012 due to the Special Direct Consolidation Loan
program, CPRs decreased in the fourth quarter of 2012
* Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.

35 Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved. Private Education Loan ABS Appendix

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.
Recent Private Education Loan ABS Issuance
Characteristics
Private Education Loan ABS Transaction Features Collateral Characteristics
• Issue size of $500M to $1.5B
• Triple-A rated senior notes, Single-A
rated subordinated notes
• 20-30% Triple-A overcollateralization
• Amortizing tranches with 1 to 10 year
average lives
• Fixed rate or floating rate tied to 1 month
LIBOR
• Complies with European risk retention
(5% retention)
• Navient Solutions, Inc. is servicer or
master servicer
• Collateralized by loans made to students
and parents to fund college tuition, room
and board
• Underwritten using FICO, Custom
Scorecard & judgmental criteria w/risk
based pricing
• 70-80% with cosigners, typically a parent
• Many seasoned assets benefiting from
proven payment history
• Typically non-dischargeable in bankruptcy

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.
Navient Private Education Loan Programs
Smart Option
Undergraduate/Graduate/
Med/Law/MBA
Direct-to-Consumer (DTC) Consolidation Career Training
Origination Channel School School Direct-to-Consumer Lender
School
Typical Borrower Student Student Student College Graduates Student
Typical Co-signer Parent Parent Parent Parent
Parent, Spouse
Typical Loan
$10k avg orig bal, 10 yr avg
term, in-school payments of
interest only, $25 or fully
deferred
$10k avg orig bal, 15 yr term,
deferred payments
$12k avg orig bal, 15 yr term,
deferred payments
$43k avg orig bal, 15-30 year
term depending on balance,
immediate repayment
$9k avg orig bal, up to 15 yr
term, immediate payments
Origination Period March 2009 to April 2014 All history through 2014 2004 through 2008 2006 through 2008 1998 through 2014
Certification and
Disbursement
School certified and
disbursed
School certified and
disbursed
Borrower self-certified,
disbursed to borrower
Proceeds to lender  to pay off
loans being consolidated
School certified and
disbursed
Borrower Underwriting
FICO,
custom credit score model,
and judgmental underwriting
Primarily FICO Primarily FICO FICO and Debt-to-Income
FICO, Debt-to-Income and
judgmental underwriting
Borrowing Limits $200,000
$100,000 Undergraduate,
$150,000 Graduate
$130,000 $400,000
Cost of attendance plus up to
$6,000 for expenses
Current ABS Sec. Criteria
For-Profit; FICO > 670 For-Profit; FICO > 670
FICO > 670
For-Profit; FICO > 670
FICO > 670
Non-Profit; FICO > 640 Non-Profit; FICO > 640 Non-Profit; FICO > 640
School UW No No No No Yes
Historical Risk-Based Pricing L + 2% to L + 14%
P-1.5% to P+7.5% P+1% to P+6.5%
P - 0.5% to P + 6.5%
P+0% to P+9%
L+0% to L+15% L+6% to L+12% L+6.5% to L+14%
Dischargeable in Bankruptcy No No No No Yes
Additional Characteristics
Made to students and
parents primarily through
college financial aid offices to financial aid offices to fund 2-
fund 2-year, 4-year and
graduate school college
tuition, room and board
Also available  on a limited
basis to students and parents Med and MBA Loan brands
to fund non-degree granting
secondary education,
including community college,
part time, technical and trade
school programs
Both Title IV and non-Title
IV schools
(1)
Made to students and
parents through college
year, 4-year and graduate
school college tuition, room
and board
Signature, Excel, Law,
Title IV schools only (1)
Freshmen must have a co-
signer with limited exceptions
Co-signer stability test
(minimum  3 year repayment
history)
Terms and underwriting
criteria similar to
Undergraduate, Graduate,
Med/Law/MBA with primary
differences being:
Marketing channel
No school certification
Disbursement of
proceeds
directly to borrower
Title IV schools only
(1)
Freshmen must have a co-
signer  with limited exceptions
Co-signer stability test
(minimum  3 year repayment
history)
Loans made to students
and parents to refinance one
or more private education
loans
Student must provide proof community college, part time,
of graduation in order to
obtain loan
Loans made to students
and parents to fund non-
degree granting secondary
education, including
technical, trade school and
tutorial programs
Both Title IV and non-Title
IV schools
(1)
(1) Title IV Institutions are post-secondary institutions that have a written agreement with the Secretary of Education that allows the institution to participate in any of the Title IV federal student financial assistance programs and the National Early Intervention Scholarship and Partnership (NEISP) programs.

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.
Navient Private Education Trusts
(1) Smart Option loans subject to interim interest only and $25 fixed monthly payments are classified as in Repayment.
(2) Assumes Prime/LIBOR spread of 3.00% for all transactions.
Summary Information
11-A 11-B 11-C 12-A 12-B 12-C 12-D 12-E 13-A 13-B 13-C 14-A 14-CT 14-A
Bond Amount ($mil) 562 825 721 547 891 1,135 640 976 1,108 1,135 624 676 463 664
Initial AAA Enhancement (%) 21% 18% 24% 27% 26% 25% 25% 21% 26% 22% 28% 24% 30% 30%
Total Enhancement (%) 21% 18% 24% 27% 26% 25% 25% 21% 15% 13% 20% 15% 17% 22%
Loan Program (%)
   Signature/Law/MBA/Med 88% 91% 71% 61% 48% 43% 37% 35% 26% 29% 26% 19% 0% 26%
   Smart Option -- -- 10% 20% 30% 40% 45% 48% 63% 63% 64% 63% 0% 50%
   Consolidation 0% 0% 7% 6% 9% 5% 5% 5% 3% 5% 0% 6% 0% 9%
   Direct to Consumer 9% 6% 12% 12% 12% 12% 12% 12% 8% 3% 10% 12% 0% 15%
   Career Training 3% 3% 0% 1% 1% 0% 0% 0% 0% 0% 0% 0% 100% 0%
   Total 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100%
Payment Status (%)
   School, Grace, Deferment 55% 55% 45% 37% 38% 40% 39% 44% 59% 62% 63% 49% 0% 46%
   Repayment 43% 43% 52% 60% 60% 57% 59% 54% 39% 36% 36% 50% 99% 53%
   Forbearance 2% 3% 2% 2% 2% 3% 2% 2% 2% 2% 1% 1% 1% 1%
Wtd Avg Term to Maturity (Mo.) 192 189 182 171 164 151 144 148 144 146 143 150 104 161
% Loans with Cosigner 72% 75% 71% 75% 77% 79% 80% 80% 80% 80% 81% 82% 71% 79%
% Loans with No Cosigner 28% 25% 29% 25% 23% 21% 20% 20% 20% 20% 19% 18% 29% 21%
Wtd Avg FICO at Origination 737 736 733 735 736 737 740 733 741 740 740 742 743 739
Wtd Avg Recent FICO at Issuance 723 722 720 724 726 728 730 722 733 734 733 741 726 737
WA FICO (Cosigner at Origination) 747 745 744 745 745 745 748 741 751 750 749 750 749 748
WA FICO (Cosigner at Rescored) 736 731 734 732 734 735 738 728 745 746 745 750 735 746
WA FICO (Borrower at Origination) 709 710 704 705 705 707 710 702 703 702 705 707 728 707
WA FICO (Borrower at Rescored) 690 695 688 700 700 702 698 696 683 684 682 701 701 701
Wtd Avg LIBOR Equivalent Margin
(1)
7.40% 7.21% 6.37% 6.74% 6.98% 7.14% 7.18% 7.46% 6.63% 6.64% 6.88% 6.60% 7.01% 6.66%
2011-2014YTD Issuance Program Navient

Constant Prepayment Rate (CPR)
14
12
10
8
6
4
2
0
Nov-02
Feb-03
May-03
Aug-03
Nov-03
Feb-04
May-04
Aug-04
Nov-04
Feb-05
May-05
Aug-05
Nov-05
Feb-06
May-06
Aug-06
Nov-06
Feb-07
May-07
Aug-07
Nov-07
Feb-08
May-08
Aug-08
Nov-08
Feb-09
May-09
Aug-09
Nov-09
Feb-10
May-10
Aug-10
Nov-10
Feb-11
May-11
Aug-11
Nov-11
Feb-12
May-12
Aug-12
Nov-12
Feb-13
May-13
Aug-13
Nov-13
Feb-14
May-14
Aug-14
2002-A
2003-A
2003-B
2003-C
2004-A
2004-B
2005-A
2005-B
2006-A
2006-B
2006-C
2007-A
2010-A
2010-B
2010-C
2011-A
2011-B
2011-C
2012-A
2012-B
2012-C
2012-D
2012-E
2013-A
2013-B
2013-C
2014-A

NAVIENT

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.
Navient Private Education Loan Trusts –
Prepayment Analysis
• Constant prepayment rates increased in 2007 due to the introduction of Private
Education Consolidation loans, then declined following our decision to suspend our consolidation loan program in 2008

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.
Cohort Default Triangles
• The following cohort default triangles provide loan performance information for certain Private Education Loans of
Navient Corporation and its consolidated subsidiaries that meet such subsidiaries’ current securitization criteria
(including those criteria listed below):
- Program types include Undergraduate/Graduate
(1)
, Direct-to-Consumer (“DTC”)
(2)
, Career Training
(3)
and Private
Consolidation Loans
- FICO scores are based on the greater of the borrower and cosigner scores as of a date near the loan application and must be at least:
• Undergraduate/Graduate at not-for-profit schools: > 640
• Undergraduate/Graduate at for-profit schools: > 670
• DTC loans: > 670
• Career Training loans: > 670
• Private Consolidation loans: > 640
- Excludes loans made at selected schools that have historically experienced higher rates of default
• The cohort default triangles are not representative of the characteristics of the portfolio of Private Education Loans of
Navient Corporation and its consolidated subsidiaries as a whole or any particular securitization trust
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) Direct-to-Consumer Loans marketed under the Tuition Answer brand.
(3) Career Training loans provide eligible borrowers financing at technical, trade, K-12 or tutoring schools.

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.
Cohort Default Triangles
• The cohort default triangles featured on subsequent slides are segmented by loan program type, FICO score, cosigner status, and school type
• Terms and calculations used in the cohort default triangles are defined below:
- Repayment Year – The calendar year loans entered repayment
- Disbursed Principal Entering Repayment – The amount of principal entering repayment in a given year, based on disbursed principal prior to any interest capitalization
- Years in Repayment – Measured in years between repayment start date and default date.  Zero represents defaults that occurred prior to the start of repayment.
- Periodic Defaults – Defaulted principal in each Year in Repayment as a percentage of the disbursed principal entering repayment in each Repayment Year
• Defaulted principal includes any interest capitalization that occurred prior to default
• Defaulted principal is not reduced by any amounts recovered after the loan defaulted
• Because the numerator includes capitalized interest while the denominator does not, default rates are higher than if the numerator and denominator both included capitalized interest
- Total – The sum of Periodic Defaults across Years in Repayment for each Repayment Year

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.
Cohort Default Triangles
Note: Data as of 9/30/14.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Undergraduate/Graduate
(1)
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Total
1998 $11 0.0% 0.0% 0.0% 0.0% 0.0% 0.1% 0.4% 0.8% 0.4% 0.2% 1.5% 0.7% 0.4% 0.3% 0.0% 0.1% 5.0%
1999 $28 0.0% 0.0% 0.0% 0.1% 0.9% 0.6% 1.4% 0.4% 0.3% 1.0% 0.5% 0.2% 0.7% 0.3% 0.1% 0.4% 7.0%
2000 $70 0.0% 0.0% 0.0% 0.6% 1.1% 1.3% 0.6% 0.9% 1.5% 1.5% 1.0% 0.8% 0.4% 0.4% 0.3% 0.0% 10.6%
2001 $187 0.0% 0.0% 0.1% 1.1% 1.4% 0.9% 1.8% 1.3% 2.3% 1.8% 1.5% 0.8% 0.6% 0.3% 0.0% 13.9%
2002 $386 0.0% 0.2% 0.2% 1.2% 1.1% 1.8% 1.6% 2.3% 1.9% 1.3% 0.9% 0.6% 0.5% 0.1% 13.9%
2003 $682 0.0% 0.2% 0.6% 0.9% 1.9% 1.6% 2.7% 2.4% 1.8% 1.2% 0.8% 0.6% 0.1% 14.6%
2004 $1,132 0.0% 0.2% 0.3% 1.9% 1.8% 3.0% 2.9% 1.8% 1.4% 1.1% 0.7% 0.1% 15.2%
2005 $1,537 0.0% 0.0% 0.4% 2.5% 3.7% 3.4% 2.1% 1.6% 1.2% 0.8% 0.1% 15.9%
2006 $2,013 0.0% 0.1% 1.6% 3.7% 3.7% 2.5% 1.8% 1.4% 1.0% 0.1% 15.9%
2007 $2,451 0.0% 0.4% 3.5% 4.6% 3.0% 2.0% 1.7% 1.3% 0.1% 16.7%
2008 $2,933 0.0% 2.3% 4.2% 3.9% 2.6% 2.2% 1.5% 0.2% 16.9%
2009 $3,241 0.0% 3.4% 3.7% 3.6% 2.6% 1.7% 0.2% 15.2%
2010 $2,769 0.0% 3.6% 3.8% 3.5% 1.8% 0.2% 13.0%
2011 $1,870 0.0% 3.0% 4.5% 2.1% 0.3% 9.9%
2012 $1,101 0.0% 2.9% 3.6% 0.5% 7.0%
2013 $528 0.0% 2.4% 0.6% 3.0%
Periodic Defaults by Years in Repayment
(2),(3)

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.
Cohort Default Triangles
Undergraduate/Graduate
(1)
Without Co-signer
Undergraduate/Graduate
(1)
With Co-signer
Note: Data as of 9/30/14.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Total
1998 $6 0.0% 0.0% 0.0% 0.0% 0.0% 0.1% 0.6% 1.0% 0.4% 0.0% 0.2% 1.1% 0.1% 0.0% 0.0% 0.1% 3.6%
1999 $14 0.0% 0.0% 0.0% 0.0% 0.4% 0.1% 0.9% 0.4% 0.2% 0.1% 0.4% 0.0% 0.1% 0.1% 0.1% 0.2% 3.0%
2000 $37 0.0% 0.0% 0.0% 0.5% 0.5% 0.7% 0.7% 0.4% 0.7% 1.2% 0.8% 0.9% 0.2% 0.4% 0.2% 0.0% 7.3%
2001 $90 0.0% 0.0% 0.1% 0.7% 0.9% 0.6% 1.2% 1.0% 1.7% 1.4% 1.1% 0.8% 0.4% 0.2% 0.0% 10.1%
2002 $196 0.0% 0.2% 0.1% 0.8% 0.6% 1.4% 0.8% 1.9% 1.5% 1.1% 0.7% 0.6% 0.5% 0.0% 10.3%
2003 $367 0.0% 0.1% 0.3% 0.5% 0.9% 1.1% 2.2% 1.9% 1.3% 0.9% 0.7% 0.6% 0.1% 10.6%
2004 $632 0.0% 0.2% 0.2% 1.0% 1.0% 2.2% 2.2% 1.4% 1.1% 0.9% 0.6% 0.1% 10.8%
2005 $843 0.0% 0.0% 0.2% 1.4% 2.4% 2.3% 1.6% 1.2% 0.9% 0.7% 0.1% 10.9%
2006 $1,121 0.0% 0.0% 0.7% 2.4% 2.4% 1.8% 1.3% 1.1% 0.9% 0.1% 10.6%
2007 $1,408 0.0% 0.2% 2.0% 2.9% 2.0% 1.5% 1.3% 1.0% 0.1% 11.0%
2008 $1,758 0.0% 1.2% 2.6% 2.7% 1.7% 1.6% 1.1% 0.2% 11.1%
2009 $2,075 0.0% 2.0% 2.4% 2.4% 1.8% 1.3% 0.2% 10.0%
2010 $1,853 0.0% 2.1% 2.3% 2.3% 1.3% 0.2% 8.2%
2011 $1,352 0.0% 1.6% 2.7% 1.3% 0.2% 5.9%
2012 $848 0.0% 1.7% 2.3% 0.3% 4.4%
2013 $404 0.0% 1.5% 0.3% 1.8%
Periodic Defaults by Years in Repayment
(2),(3)
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Total
1998 $5 0.0% 0.0% 0.0% 0.0% 0.0% 0.2% 0.2% 0.6% 0.4% 0.4% 3.1% 0.2% 0.8% 0.7% 0.0% 0.2% 6.8%
1999 $14 0.0% 0.0% 0.0% 0.3% 1.3% 1.1% 1.9% 0.4% 0.3% 1.8% 0.6% 0.5% 1.4% 0.6% 0.1% 0.6% 10.9%
2000 $33 0.0% 0.0% 0.0% 0.8% 1.7% 2.0% 0.6% 1.5% 2.3% 2.0% 1.1% 0.7% 0.7% 0.4% 0.5% 0.0% 14.2%
2001 $97 0.0% 0.0% 0.1% 1.5% 1.9% 1.2% 2.2% 1.5% 2.9% 2.3% 1.8% 0.9% 0.7% 0.4% 0.0% 17.4%
2002 $190 0.0% 0.2% 0.2% 1.6% 1.7% 2.3% 2.3% 2.8% 2.4% 1.5% 1.1% 0.6% 0.6% 0.1% 17.5%
2003 $315 0.0% 0.2% 0.9% 1.4% 2.9% 2.3% 3.3% 3.0% 2.3% 1.5% 0.8% 0.6% 0.0% 19.3%
2004 $499 0.0% 0.3% 0.4% 3.1% 2.8% 4.1% 3.8% 2.3% 1.7% 1.3% 0.8% 0.2% 20.8%
2005 $694 0.0% 0.1% 0.7% 3.9% 5.3% 4.7% 2.7% 2.1% 1.6% 0.9% 0.2% 22.0%
2006 $892 0.0% 0.2% 2.7% 5.3% 5.4% 3.4% 2.4% 1.9% 1.2% 0.2% 22.6%
2007 $1,043 0.0% 0.8% 5.5% 6.9% 4.3% 2.8% 2.4% 1.6% 0.2% 24.4%
2008 $1,175 0.0% 4.0% 6.5% 5.8% 3.7% 3.0% 2.0% 0.2% 25.5%
2009 $1,165 0.0% 6.0% 6.0% 5.7% 3.9% 2.5% 0.3% 24.4%
2010 $916 0.0% 6.7% 6.8% 6.0% 2.9% 0.3% 22.8%
2011 $518 0.0% 6.7% 9.0% 4.2% 0.6% 20.5%
2012 $252 0.1% 7.1% 7.9% 1.0% 16.0%
2013 $124 0.1% 5.2% 1.5% 6.8%
Periodic Defaults by Years in Repayment
(2),(3)

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.
Cohort Default Triangles
Note: Data as of 9/30/14.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Undergraduate/Graduate
(1)
Non-Profit
Undergraduate/Graduate
(1)
For-Profit
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Total
1998 $11 0.0% 0.0% 0.0% 0.0% 0.0% 0.2% 0.4% 0.4% 0.4% 0.2% 1.1% 0.7% 0.3% 0.3% 0.0% 0.1% 4.2%
1999 $26 0.0% 0.0% 0.0% 0.0% 0.8% 0.5% 1.2% 0.4% 0.3% 1.0% 0.5% 0.2% 0.5% 0.4% 0.1% 0.3% 6.2%
2000 $68 0.0% 0.0% 0.0% 0.6% 1.0% 1.4% 0.5% 0.9% 1.4% 1.3% 1.0% 0.8% 0.5% 0.4% 0.3% 0.0% 10.2%
2001 $180 0.0% 0.0% 0.1% 1.0% 1.4% 0.9% 1.7% 1.2% 2.4% 1.8% 1.5% 0.8% 0.6% 0.3% 0.0% 13.5%
2002 $360 0.0% 0.2% 0.2% 1.2% 1.0% 1.8% 1.6% 2.3% 2.0% 1.3% 0.9% 0.6% 0.5% 0.1% 13.7%
2003 $630 0.0% 0.2% 0.6% 0.8% 1.8% 1.6% 2.6% 2.4% 1.7% 1.1% 0.7% 0.6% 0.1% 14.1%
2004 $1,006 0.0% 0.2% 0.2% 1.8% 1.6% 2.9% 2.6% 1.7% 1.3% 1.1% 0.7% 0.1% 14.3%
2005 $1,362 0.0% 0.0% 0.4% 2.4% 3.5% 3.2% 2.0% 1.5% 1.2% 0.8% 0.1% 15.1%
2006 $1,766 0.0% 0.1% 1.5% 3.5% 3.6% 2.4% 1.7% 1.4% 1.0% 0.1% 15.3%
2007 $2,103 0.0% 0.4% 3.4% 4.3% 2.8% 2.0% 1.7% 1.2% 0.1% 15.9%
2008 $2,457 0.0% 2.2% 3.9% 3.6% 2.4% 2.1% 1.4% 0.2% 15.9%
2009 $2,686 0.0% 3.2% 3.4% 3.4% 2.4% 1.6% 0.2% 14.3%
2010 $2,378 0.0% 3.4% 3.7% 3.3% 1.7% 0.2% 12.3%
2011 $1,664 0.0% 2.8% 4.2% 2.0% 0.3% 9.4%
2012 $1,002 0.0% 2.8% 3.4% 0.4% 6.7%
2013 $481 0.0% 2.3% 0.6% 2.9%
Periodic Defaults by Years in Repayment
(2),(3)
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Total
1998 $0.36 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 13.6% 0.0% 0.0% 12.6% 0.0% 5.1% 0.0% 0.4% 0.0% 31.7%
1999 $2 0.0% 0.0% 0.0% 2.3% 1.4% 2.1% 4.8% 0.0% 0.0% 0.0% 0.0% 0.9% 5.3% 0.0% 0.0% 2.5% 19.3%
2000 $2 0.0% 0.0% 0.0% 0.0% 2.8% 0.7% 3.2% 3.2% 3.7% 8.9% 0.0% 1.6% 0.0% 0.0% 0.0% 0.0% 24.3%
2001 $7 0.0% 0.1% 0.1% 4.7% 2.2% 1.1% 4.3% 2.2% 0.8% 3.5% 1.5% 1.8% 0.4% 0.1% 0.1% 22.8%
2002 $27 0.0% 0.0% 0.3% 1.9% 2.2% 2.1% 1.8% 2.7% 1.8% 1.3% 0.8% 0.7% 0.6% 0.0% 16.3%
2003 $52 0.0% 0.2% 0.7% 2.4% 2.7% 2.2% 3.8% 2.9% 2.4% 1.6% 1.0% 0.7% 0.0% 20.7%
2004 $126 0.0% 0.3% 0.6% 3.2% 3.0% 3.9% 4.6% 2.4% 1.8% 1.4% 0.9% 0.1% 22.2%
2005 $175 0.0% 0.0% 0.7% 3.7% 5.2% 4.9% 2.7% 1.9% 1.3% 1.1% 0.2% 21.9%
2006 $246 0.0% 0.2% 2.1% 4.9% 5.0% 3.2% 2.1% 1.9% 1.3% 0.1% 20.9%
2007 $348 0.0% 0.5% 4.3% 6.5% 4.0% 2.5% 2.1% 1.5% 0.2% 21.6%
2008 $475 0.0% 3.0% 5.9% 5.6% 3.1% 2.5% 1.8% 0.2% 22.1%
2009 $554 0.0% 4.3% 5.1% 4.3% 3.3% 2.0% 0.4% 19.4%
2010 $391 0.1% 4.7% 4.7% 4.8% 2.4% 0.6% 17.3%
2011 $206 0.1% 4.5% 6.4% 2.9% 0.7% 14.6%
2012 $99 0.1% 4.1% 5.8% 0.8% 10.9%
2013 $47 0.2% 3.2% 0.8% 4.1%
Periodic Defaults by Years in Repayment
(2),(3)

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.
Cohort Default Triangles
Undergraduate/Graduate
(1)
Loans, FICO 740-850
(2)
Undergraduate/Graduate
(1)
Loans, FICO 700-739
(2)
Note: Data as of 9/30/14.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
(3) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(4) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Total
1998 $3 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.2% 0.0% 0.4% 0.4% 0.9% 0.9% 0.0% 0.0% 0.0% 0.0% 2.8%
1999 $6 0.0% 0.0% 0.0% 0.0% 0.5% 0.3% 1.7% 0.5% 0.2% 0.2% 0.0% 0.2% 0.0% 0.4% 0.0% 0.8% 4.9%
2000 $22 0.0% 0.0% 0.0% 0.3% 0.4% 0.4% 0.2% 0.3% 1.0% 1.0% 0.4% 0.5% 0.0% 0.1% 0.1% 0.0% 4.8%
2001 $64 0.0% 0.0% 0.0% 0.5% 0.4% 0.4% 1.1% 0.8% 1.0% 0.7% 0.7% 0.7% 0.4% 0.3% 0.0% 6.9%
2002 $137 0.0% 0.2% 0.1% 0.5% 0.4% 0.8% 0.6% 1.1% 0.9% 0.6% 0.5% 0.4% 0.3% 0.0% 6.4%
2003 $248 0.0% 0.1% 0.2% 0.4% 0.6% 0.7% 1.2% 1.4% 0.8% 0.7% 0.6% 0.4% 0.0% 7.2%
2004 $424 0.0% 0.1% 0.1% 0.7% 0.7% 1.4% 1.3% 0.9% 0.8% 0.7% 0.4% 0.1% 7.3%
2005 $574 0.0% 0.0% 0.2% 1.0% 1.5% 1.5% 1.1% 0.9% 0.6% 0.5% 0.1% 7.4%
2006 $761 0.0% 0.0% 0.5% 1.4% 1.5% 1.1% 0.8% 0.7% 0.6% 0.1% 6.6%
2007 $937 0.0% 0.1% 1.2% 1.6% 1.1% 1.0% 0.8% 0.7% 0.1% 6.5%
2008 $1,130 0.0% 0.7% 1.5% 1.4% 1.0% 1.0% 0.7% 0.1% 6.4%
2009 $1,325 0.0% 1.2% 1.4% 1.4% 1.2% 0.8% 0.1% 6.1%
2010 $1,186 0.0% 1.4% 1.5% 1.5% 1.0% 0.1% 5.6%
2011 $831 0.0% 1.1% 1.8% 0.9% 0.2% 4.0%
2012 $506 0.0% 1.3% 1.5% 0.2% 3.0%
2013 $245 0.0% 1.0% 0.3% 1.3%
Periodic Defaults by Years in Repayment
(3),(4)
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Total
1998 $3 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.5% 2.2% 0.0% 0.0% 0.0% 0.0% 0.1% 0.7% 0.0% 0.0% 3.5%
1999 $8 0.0% 0.0% 0.0% 0.0% 0.5% 0.4% 0.7% 0.0% 0.3% 1.5% 0.7% 0.1% 0.8% 0.1% 0.0% 0.0% 5.1%
2000 $20 0.0% 0.0% 0.0% 0.4% 0.7% 1.3% 0.8% 1.1% 0.8% 1.3% 0.7% 0.6% 0.4% 0.7% 0.2% 0.0% 8.9%
2001 $54 0.0% 0.0% 0.1% 0.9% 1.2% 0.5% 1.4% 0.9% 1.9% 1.3% 1.2% 0.9% 0.5% 0.2% 0.0% 11.2%
2002 $111 0.0% 0.1% 0.1% 1.1% 1.0% 1.7% 1.3% 2.2% 1.4% 1.3% 0.8% 0.5% 0.5% 0.1% 12.2%
2003 $194 0.0% 0.2% 0.5% 0.8% 1.5% 1.5% 2.4% 1.9% 1.8% 1.2% 0.7% 0.6% 0.0% 13.1%
2004 $321 0.0% 0.2% 0.2% 1.7% 1.5% 2.5% 2.9% 1.8% 1.4% 1.0% 0.6% 0.1% 14.0%
2005 $439 0.0% 0.0% 0.4% 2.2% 3.3% 2.9% 2.1% 1.4% 1.1% 0.8% 0.1% 14.4%
2006 $553 0.0% 0.1% 1.3% 3.1% 3.4% 2.4% 1.7% 1.2% 0.9% 0.1% 14.2%
2007 $659 0.0% 0.3% 2.8% 4.1% 2.7% 1.7% 1.6% 1.2% 0.1% 14.7%
2008 $782 0.0% 2.0% 3.8% 3.5% 2.4% 2.0% 1.4% 0.2% 15.3%
2009 $875 0.0% 3.0% 3.5% 3.4% 2.5% 1.7% 0.2% 14.4%
2010 $731 0.0% 3.4% 3.8% 3.4% 1.7% 0.2% 12.5%
2011 $482 0.0% 2.8% 4.2% 2.0% 0.3% 9.5%
2012 $281 0.1% 2.7% 3.4% 0.4% 6.6%
2013 $134 0.0% 1.9% 0.6% 2.6%
Periodic Defaults by Years in Repayment
(3),(4)

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.
Cohort Default Triangles
Note: Data as of 9/30/14.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
(3) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(4) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Undergraduate/Graduate
(1)
Loans, FICO 670-699
(2)
Undergraduate/Graduate
(1)
Loans, FICO 640-669
(2)
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Total
1998 $3 0.0% 0.0% 0.0% 0.0% 0.0% 0.6% 0.6% 0.3% 0.5% 0.3% 2.8% 0.0% 0.5% 0.3% 0.1% 0.3% 6.2%
1999 $7 0.0% 0.0% 0.0% 0.5% 1.4% 0.5% 1.3% 0.3% 0.3% 0.1% 0.7% 0.5% 1.3% 0.4% 0.0% 0.4% 7.7%
2000 $14 0.0% 0.0% 0.0% 0.9% 1.4% 1.9% 0.2% 1.0% 0.9% 1.4% 1.4% 0.9% 0.9% 0.4% 0.9% 0.0% 12.2%
2001 $37 0.0% 0.0% 0.1% 1.3% 2.1% 1.5% 1.9% 1.6% 2.7% 2.9% 2.0% 0.8% 0.6% 0.3% 0.0% 17.8%
2002 $77 0.0% 0.2% 0.3% 1.6% 1.8% 2.4% 2.4% 2.9% 2.7% 1.5% 1.1% 0.7% 0.6% 0.1% 18.3%
2003 $134 0.0% 0.1% 0.8% 1.3% 2.8% 2.2% 3.7% 3.3% 2.1% 1.3% 0.7% 0.7% 0.1% 19.1%
2004 $222 0.0% 0.3% 0.5% 2.9% 2.6% 4.3% 3.8% 2.3% 1.7% 1.3% 0.8% 0.1% 20.5%
2005 $298 0.0% 0.1% 0.7% 3.8% 5.2% 4.9% 2.7% 1.9% 1.5% 1.0% 0.2% 22.0%
2006 $402 0.0% 0.2% 2.6% 5.5% 5.5% 3.6% 2.4% 1.9% 1.3% 0.2% 23.2%
2007 $504 0.0% 0.7% 5.6% 7.4% 4.7% 3.0% 2.4% 1.6% 0.1% 25.6%
2008 $623 0.0% 3.8% 6.9% 6.4% 3.8% 3.1% 2.2% 0.2% 26.4%
2009 $662 0.1% 5.7% 6.1% 6.0% 3.9% 2.5% 0.3% 24.7%
2010 $543 0.0% 6.2% 6.2% 5.7% 2.7% 0.3% 21.2%
2011 $355 0.0% 5.0% 7.8% 3.7% 0.5% 17.0%
2012 $199 0.1% 4.8% 6.4% 0.7% 12.0%
2013 $94 0.0% 4.3% 1.1% 5.4%
Periodic Defaults by Years in Repayment
(3),(4)
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Total
1998 $2 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.3% 0.5% 0.9% 0.0% 2.9% 2.3% 1.3% 0.2% 0.0% 0.3% 8.6%
1999 $6 0.0% 0.0% 0.0% 0.0% 1.1% 1.3% 2.3% 0.9% 0.3% 2.1% 0.5% 0.1% 0.7% 0.5% 0.4% 0.5% 10.7%
2000 $14 0.0% 0.0% 0.0% 1.3% 2.5% 2.3% 1.4% 1.6% 3.8% 3.0% 1.9% 1.5% 0.7% 0.5% 0.3% 0.0% 20.8%
2001 $32 0.0% 0.0% 0.1% 2.3% 2.9% 2.0% 3.4% 2.5% 5.2% 3.8% 2.8% 1.1% 1.0% 0.6% 0.1% 27.9%
2002 $61 0.0% 0.2% 0.4% 2.7% 2.3% 3.9% 3.1% 4.6% 4.2% 2.4% 1.8% 1.2% 1.3% 0.1% 28.1%
2003 $107 0.0% 0.3% 1.3% 2.1% 4.1% 3.3% 5.3% 4.6% 3.5% 2.1% 1.4% 0.9% 0.1% 29.1%
2004 $165 0.0% 0.5% 0.5% 4.4% 3.9% 6.4% 5.7% 3.5% 2.4% 2.0% 1.4% 0.2% 31.0%
2005 $226 0.0% 0.1% 0.9% 5.4% 8.2% 7.0% 3.8% 3.3% 2.3% 1.4% 0.2% 32.5%
2006 $296 0.0% 0.2% 3.7% 8.1% 7.8% 4.8% 3.6% 2.9% 1.8% 0.3% 33.2%
2007 $351 0.0% 1.1% 8.0% 9.8% 6.0% 4.0% 3.4% 2.3% 0.2% 34.8%
2008 $398 0.0% 5.4% 8.5% 8.1% 5.2% 4.2% 2.8% 0.3% 34.7%
2009 $378 0.0% 8.2% 8.0% 7.3% 4.9% 3.4% 0.3% 32.1%
2010 $310 0.0% 8.0% 8.4% 7.8% 3.5% 0.5% 28.2%
2011 $202 0.0% 7.7% 10.2% 4.6% 0.5% 23.1%
2012 $114 0.0% 7.5% 8.8% 1.0% 17.4%
2013 $54 0.0% 6.2% 1.1% 7.3%
Periodic Defaults by Years in Repayment
(3),(4)

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.
Cohort Default Triangles
Private Consolidation Loans Without Co-signer
Private Consolidation Loans With Co-signer
Note: Data as of 9/30/14.
(1) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(2) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total
2006 $249 0.0% 0.1% 0.1% 0.5% 0.6% 0.6% 0.4% 0.3% 0.4% 0.0% 2.9%
2007 $675 0.0% 0.0% 0.2% 0.4% 0.6% 0.4% 0.4% 0.4% 0.1% 2.5%
2008 $376 0.0% 0.1% 0.4% 0.7% 0.6% 0.6% 0.5% 0.1% 2.9%
Periodic Defaults by Years in Repayment
(1),(2)
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total
2006 $125 0.0% 0.4% 0.9% 1.5% 1.7% 1.5% 1.0% 1.1% 1.0% 0.0% 9.2%
2007 $295 0.0% 0.0% 0.9% 1.0% 1.3% 1.0% 1.0% 0.8% 0.2% 6.1%
2008 $133 0.0% 0.2% 1.7% 2.1% 1.8% 1.7% 1.9% 0.6% 9.9%
Periodic Defaults by Years in Repayment
(1),(2)

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.
Cohort Default Triangles
Note: Data as of 9/30/14.
(1) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
DTC With Co-signer, FICO 670
(1)
DTC Without Co-signer, FICO 670
(1)
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 Total
2004 $8 0.0% 0.0% 0.0% 0.0% 0.0% 0.2% 0.1% 0.4% 0.0% 0.2% 0.0% 0.0% 0.9%
2005 $65 0.0% 0.1% 0.8% 0.7% 1.4% 2.1% 1.2% 0.9% 0.8% 1.0% 0.0% 9.1%
2006 $139 0.0% 0.7% 1.8% 4.4% 4.8% 2.4% 2.0% 2.0% 1.2% 0.2% 19.4%
2007 $245 0.0% 0.6% 4.7% 6.2% 4.2% 2.7% 2.6% 1.9% 0.2% 23.0%
2008 $369 0.0% 2.9% 5.8% 4.9% 3.6% 2.9% 2.2% 0.3% 22.6%
2009 $396 0.0% 3.7% 4.1% 4.0% 3.1% 2.4% 0.3% 17.6%
2010 $314 0.0% 3.6% 4.1% 4.6% 2.8% 0.6% 15.7%
2011 $192 0.1% 3.7% 5.2% 3.4% 0.7% 13.1%
2012 $104 0.0% 3.2% 5.3% 1.4% 9.9%
2013 $23 0.0% 1.2% 0.9% 2.1%
Periodic Defaults by Years in Repayment
(2),(3)
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 Total
2004 $2 0.0% 0.0% 1.6% 1.2% 0.6% 4.7% 2.2% 3.0% 1.2% 4.2% 0.0% 0.0% 18.8%
2005 $19 0.0% 1.0% 2.0% 2.4% 4.0% 6.5% 2.8% 1.6% 1.0% 1.2% 0.0% 22.6%
2006 $66 0.0% 1.4% 2.5% 6.6% 6.4% 4.0% 2.7% 2.5% 1.3% 0.1% 27.6%
2007 $158 0.0% 1.0% 5.8% 8.1% 4.6% 3.8% 3.3% 2.2% 0.1% 28.9%
2008 $255 0.0% 3.7% 7.9% 7.3% 4.2% 4.0% 2.4% 0.2% 29.8%
2009 $235 0.0% 6.7% 6.3% 6.8% 5.2% 3.0% 0.6% 28.6%
2010 $152 0.1% 8.3% 7.0% 8.7% 3.9% 0.7% 28.8%
2011 $88 0.1% 7.8% 10.1% 5.5% 1.3% 24.9%
2012 $47 0.0% 6.2% 8.1% 1.8% 16.1%
2013 $5 0.0% 3.2% 1.1% 4.2%
Periodic Defaults by Years in Repayment
(2),(3)

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Cohort Default Triangles
Note: Data as of 9/30/14.
(1) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Career Training Loans, 670+ FICO
(1)
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 12 Total
2003 $291 0.0% 0.4% 1.4% 1.6% 1.8% 1.4% 1.3% 1.0% 0.8% 0.5% 0.4% 0.3% 0.1% 11.0%
2004 $382 0.0% 0.4% 1.5% 2.3% 1.7% 1.8% 1.7% 1.1% 0.8% 0.5% 0.3% 0.1% 12.3%
2005 $513 0.0% 0.3% 2.2% 2.2% 2.5% 2.1% 1.5% 1.0% 0.8% 0.6% 0.1% 13.2%
2006 $630 0.0% 0.4% 2.5% 3.5% 3.2% 2.2% 1.5% 1.0% 0.8% 0.1% 15.3%
2007 $672 0.0% 0.5% 3.5% 3.9% 2.9% 1.8% 1.2% 1.0% 0.2% 15.1%
2008 $581 0.0% 0.6% 4.3% 3.6% 2.2% 1.5% 1.2% 0.3% 13.6%
2009 $169 0.0% 0.2% 2.1% 2.1% 1.5% 1.1% 0.3% 7.3%
2010 $19 0.0% 0.6% 1.2% 1.0% 0.5% 0.3% 3.5%
Periodic Defaults by Years in Repayment
(2),(3)

50 Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved. Navient Corporation Appendix

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.
GAAP Results
(In millions, except per share amounts) Q3 14 Q2 14 Q3 13
Net income $359 $307 $260
EPS $0.85 $0.71 $0.57
Operating expenses $195 $211 $257
Provision $140 $165 $207
Average Student Loans $129,915 $134,737 $145,585

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“Core Earnings” adjustments to GAAP:
GAAP net income $ 359
Net impact of SLM BankCo 1 14
Net impact of derivative accounting (226)
Net impact of goodwill and acquired intangible assets 2
Net income tax effect 69
Total “Core Earnings” adjustments to GAAP (141)
“Core Earnings” net income $218
Quarter ended September 30, 2014
($ in millions)
1 Includes restructuring and other reorganization expenses incurred in connection with the spin-off.
Differences between “Core Earnings” and GAAP

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.
• SLM / NAVI student loan trust data (Debt/asset backed securities – SLM / NAVI Student Loan Trusts)
- Static pool information – detailed portfolio stratifications by trust as of the cutoff date
- Accrued interest factors
- Quarterly distribution factors
- Historical trust performance – monthly charge-off, delinquency, loan status, CPR, etc. by trust
- Since issued CPR – monthly CPR data by trust since issuance
• SLM / NAVI student loan performance by trust – Issue details
- Current and historical monthly distribution reports
- Distribution factors
- Current rates
- Prospectus for public transactions and Rule 144A transactions are available through underwriters
• Additional information (Webcasts and presentations)
- Archived and historical webcasts, transcripts and investor presentations
https://www.navient.com/about/investors/
Investor Relations Website

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